                                                                    EXHIBIT 10.6


            [BLOOM, HERGOTT, COOK, DIEMER AND KLEIN, LLP LETTERHEAD]


                             As of November 8, 1996

                                                                       6868.2520






Daniel H. Black, Esq.
Heenan Blaikie
9401 Wilshire Boulevard, Suite 1100
Beverly Hills, California 90212

     Re: "TOTAL RECALL" - ALLIANCE PRODUCTIONS W/TEAM ENTERTAINMENT

DEAR DAN:

         This is to confirm the agreement (the "Agreement") between Alliance Productions Ltd. ("Alliance") and TEAM Entertainment Group ("TEAM") with regard to the financing, production and distribution of a television series (the "Series") and/or other productions based upon the rights in and to the "Total Recall" property (the "Property") currently owned by TEAM as set forth more fully in the attached Exhibit A (collectively, the "Rights"). The main points of the Agreement are as follows:

         1.  Acquisition of Ownership Interest.

             (a) Promptly upon full execution of this Agreement and Alliance's review and approval of TEAM's acquisition costs in connection with the Rights (which approval is hereby acknowledged as given), Alliance will pay a sum equal to fifty percent (50%) of the direct, actual, verifiable, out-of-pocket costs paid by TEAM to acquire the Rights, not to exceed US $1,500,000 (i.e., Alliance's share not to exceed US$750,000), into an interest-bearing escrow account with a mutually-approved escrow agent in connection with which the parties agree to promptly prepare and mutually approve escrow instructions consistent with the terms hereof.

             (b) Promptly upon Alliance's receipt of evidence acceptable to Alliance that TEAM has obtained (i) a non-cancellable, firm, bankable guarantee (consistent with industry custom and practice) for U.S. distribution of the Series with a value at the time of commencement of principal photography of no less than US$250,000 per episode (inclusive of all television, home video, and merchandising exploitation) for a minimum

Daniel H. Black, Esq.
As of November 8, 1996
Page 2

of twenty-two (22) episodes, or (ii) non-cancellable, firm, bankable guarantees (consistent with industry custom and practice) for distribution of the Series from all sources with a cumulative value at the time of commencement of principal photography of no less than the mutually-approved Series budget (inclusive of all television, home video, and merchandising exploitation) for a minimum of twenty-two (22) episodes; and provided that Alliance has confirmed consistent with industry custom and practice that TEAM is able to convey an unencumbered 50% ownership interest in the Rights (as set forth in paragraph 9 below), TEAM shall assign to Alliance a 50% ownership interest in the Rights and the exploitation thereof throughout the universe in perpetuity (subject to the allocation of distribution proceeds set forth in paragraph 5 below), and all monies in the escrow account (including interest) will be released to TEAM.

             (c) If TEAM fails to obtain acceptable guarantees for the distribution of the Series as specified in subparagraph (b) above by June 1, 1997, then Alliance and TEAM will negotiate in good faith for ten (10) business days for either Alliance or TEAM to provide deficit financing for the Series and for corresponding adjustments in the parties' profit participations set forth in paragraph 5 below and in any other applicable terms hereof. If the parties reach a mutually-acceptable agreement for such deficit financing to be provided by either party, then such funds will be recouped out of the first monies available after recoupment of production costs and distribution expenses (as described in paragraph 5 below) on a pari passu basis with Alliance's recoupment of its budget contribution set forth in paragraph 3 below. In the event that the parties are unable to reach an agreement for either party to provide such deficit financing, then either Alliance or TEAM can still elect to provide such deficit financing on all the terms set forth herein (including without limitation recoupment as set forth above and those profit participations set forth in paragraph 5 below), provided that if both parties make such an election, then the parties will provide such deficit financing on a 50/50 basis. In the absence of either an agreement to provide such deficit financing or an election by one or both parties to provide such financing as set forth above, the parties shall have no further obligations to one another hereunder, in which event all monies in the escrow account (including interest) will be immediately released to Alliance.

         2. Budget. The budget for the Series will be mutually approved by the parties at an amount no greater than US$1,000,000 per episode for the first production year (with mutually-approved 3-5% escalations in subsequent production years), inclusive of producing fees of US$35,000 per episode for Alliance and US$25,000 per episode for TEAM, a CAA package commission of US$20,000 per episode, financing costs, completion bond, and contingency. In addition, the parties' rights acquisition costs will be repaid on a pari passu basis pro rata over the initial twenty-two (22) episodes of the Series and will be included as a line item in the budget. Any change in the budgeted

Daniel H. Black, Esq.
As of November 8, 1996
Page 3

amount will be subject to the mutual written approval of both parties. Underages will be split on a 50/50 basis. The initial two (2) episodes may be produced as a multi-part episode with the intent of being released as a two (2) hour movie.

         3. Financing. It is the intent of the parties that the production will be fully funded prior to production based upon pre-sales; provided, however, that Alliance agrees to guarantee revenue from Canada of not less than 20% of the mutually-approved production budget (including without limitation producing fees, financing costs, completion bond, and contingency) to fund the production of the Series. Alliance agrees to cash flow directly or through a bank, the foreign receivables it approves, for the production of the Series. All such foreign receivables will flow directly through Alliance and will be used for production funding. U.S. receivables may flow through TEAM, provided that if TEAM has failed to provide Alliance with evidence acceptable to Alliance of bank financing and production cash flow of such U.S. contracts within two (2) weeks prior to the commencement of pre-production of the Series, then all such U.S. receivables shall be assigned to and shall flow through Alliance and be used for production funding. All financing costs will be recoupable through the production budget at the actual rate charged by the third-party lender. If either party elects to self-finance then the production will be charged the lowest rate of interest available to such party but in no event greater than one
(1) point over the prime rate charged by the Royal Bank of Canada for the applicable accounting period. All banking agreements entered into by either party will be subject to the approval of the other party, such approval not to be unreasonably withheld, and if either party is dissatisfied with any banking arrangement reached by the other party, the dissatisfied party will have the right to bring another lender to the table provided this has no impact upon the flow of funds.

         4. Distribution Rights; Canadian Content. For contractual purposes and for purposes of making the sales effort, Alliance will distribute and exploit the Series in the world outside the U.S. and TEAM will do the same in the U.S. Both parties agree to participate in pitch meetings and to cooperate in good faith in the sales effort both in and outside the U.S. All non-U.S. distribution agreements will be contracted through Alliance but will reference TEAM and provide that such agreements are freely assignable to TEAM, and the U.S. distribution agreement will be contracted through TEAM (subject to the requirements of paragraph 3 above) but will reference Alliance and provide that such agreement is freely assignable to Alliance. All distribution agreements will be subject to the mutual approval of the parties provided such approvals are exercised in such a manner so as to secure benefits from CAVCO or any other applicable content or co-production rules, regulations, or treaties. In this regard the parties acknowledge and agree that the Series will be produced as a Canadian-content production so as to qualify for all reasonably available government subsidies, grants, tax credits, and other funds. The

Daniel H. Black, Esq.
As of November 8, 1996
Page 4

parties specifically acknowledge and agree that, subject to the requirements of the U.S. broadcaster, at least two-thirds (2/3) of the episodes produced in each production season will qualify for no less than 8 out of 10 points in the Canadian-content system, provided that in any event all episodes of the Series must qualify for no less than 6 out of 10 points.

         5. Distribution Proceeds. All proceeds from the distribution of the Series will be paid by the distributor into an Alliance- and TEAM-established escrow account/"lockbox" (escrow agent and instructions to be mutually-approved) and applied in the following order of priority: (a) all unrecouped production costs; (b) all actual, direct, verifiable, out-of-pocket, mutually-approved distribution expenses incurred after the date hereof capped at 10%; and (c) any and all unrecouped guarantees/deficit financing provided by the parties (pari passu); and (d) any and all mutually-approved third-party payments. All remaining proceeds will be distributed to the parties on a 60% to TEAM, 40% to Alliance basis. Neither party will be entitled to charge a distribution fee.

         6. Approvals and Controls. The parties intend to act in concert and TEAM will have those customary approvals permitted to a distributor by CAVCO over key creative elements and the Series budget but, as required by CAVCO, Alliance will be the actual production company and will have all final approvals. All approvals shall be exercised in good faith, in such a manner so as not to frustrate the intent of the parties or the purposes of this Agreement, and in such a manner so as to secure benefits from CAVCO or any other applicable content or co-production rules, regulations or treaties.

         7. Credit. Drew Levin will receive "Executive Producer" credit in first position on each episode of the Series, such credit and placement to be subject to any and all applicable content or co-production rules, regulations, or treaties. TEAM will be entitled to a production company credit in first position on each episode of the Series, all other aspects of such credit to be no less favorable than Alliance's production company credit, provided such credit, placement, and aspects are subject to any and all applicable content or co-production rules, regulations, or treaties. Alliance will receive a production company credit and may also designate an individual to receive an "Executive Producer" credit.

         8. Public Relations. In connection with the subject matter of this Agreement and the Series, all press releases will be mutually approved and neither party may issue any press releases or publicity relating to the Series without the prior written consent of the other. The parties anticipate that each will retain its own PR firm in this regard

Daniel H. Black, Esq.
As of November 8, 1996
Page 5

(which two firms shall work cooperatively), unless the parties mutually agree upon a single such firm. All such approvals will be exercised in good faith and in such a manner so as not to frustrate the intent of the parties or the purposes of this Agreement or to jeopardize the Canadian content status of the Series.

         9. Representations and Warranties; Indemnification. TEAM represents and warrants that it has the full right and authority to enter into this Agreement and to grant all rights herein granted and agreed to be granted and to perform fully all of its obligations hereunder; and that the consent of no other person or entity is necessary in order for TEAM to enter into and fully perform this Agreement. TEAM further represents and warrants that, upon TEAM's assignment of 50% of its ownership interest in and to the Rights to Alliance and the release of the monies in the escrow account to TEAM as described in paragraph 1(b) above, TEAM will be the sole and exclusive owner of the Rights; that all of the Rights will be free and clear from any and all claims, demands, liens, or other encumbrances; that there will be no outstanding options with respect to all or a portion of the Rights; that none of the Rights granted herein will have been or will in the future be granted or assigned or otherwise transferred to any third party; and that there will be no claim or pending litigation that would interfere with the exploitation of the Rights granted hereunder or that would interfere with the operation of this Agreement and the parties' exploitation of the Rights granted hereunder. TEAM further covenants that it will take no actions between the date hereof and the date of assignment of Rights to Alliance that would in any way encumber any of the Rights. Each party separately warrants and represents that all of the services and material supplied by the respective party hereunder and all attendant rights thereto shall be free from any third-party claim, including any so-called moral rights, and shall not violate or infringe upon the rights of any third party. In addition, both parties warrant and represent that they will fully perform and comply with all of the terms and conditions hereof. Alliance separately represents and warrants that it has the full right and authority to enter into this Agreement and to grant all rights herein granted and agreed to be granted and to perform fully all of its obligations hereunder, and that the consent of no other person or entity is necessary in order for Alliance to enter into and fully perform this Agreement. Both parties agree to indemnify the other (including reasonable outside attorneys' fees) in connection with any breach of the above warranties.

         10. Ownership. The copyright in the Series and any other production produced hereunder will be owned by Alliance as required by CAVCO. The underlying Property shall be owned jointly by Alliance and TEAM in perpetuity. All ancillary rights will be administered pursuant to the mutual agreement of the parties, although it is currently anticipated that such rights will be administered by a third party.

Daniel H. Black, Esq.
As of November 8, 1996
Page 6

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be wholly performed therein. The parties consent to the jurisdiction of the courts of the State of California for all disputes arising hereunder or related thereto.

         12. Relationship of Parties. Nothing herein contained shall constitute a partnership between, or joint venture of, the parties hereto or constitute either party the agent of the other. Neither party shall pledge the credit of the other nor make any binding commitment on the part of the other, except as otherwise specifically provided herein.

         13. Miscellaneous. The parties intend to prepare a more formal agreement incorporating the terms hereof and the standard terms and conditions (subject to such changes, if any, as may be mutually agreed upon by the parties pursuant to good faith negotiations) customary in agreements of this type, including without limitation provisions relating to force majeure, default, suspension, termination, remedies, and so forth. However, unless and until a more formal agreement is executed, this Agreement shall constitute the valid, binding and entire understanding of the parties with respect to the subject matter hereof and may not be modified or amended except in a writing signed by both parties.

         If the foregoing is in accordance with your understanding, please have your client sign below in the space indicated.

                                       Very truly yours,



                                       LEIGH BRECHEEN
                                       of BLOOM, HERGOTT, COOK, DIEMER and
                                       KLEIN, LLP

AGREED TO AND ACCEPTED BY:



TEAM ENTERTAINMENT GROUP                ALLIANCE PRODUCTIONS LTD.


By:                                     By:   [SIG]
  --------------------------------         ---------------------------------
Its:                                    Its:
    ------------------------------          --------------------------------

                          [HEENAN BLAIKIE LETTERHEAD]



                               As of December 9, 1996


                                                                File NO. TEA 1-1





Leigh Brecheen, Esq.
Bloom, Hergott, Cook, Diemer and Klein, LLP
150 South Rodeo Drive, Third Floor
Beverly Hills, CA 90212

     Re:  "Total Recall" - TEAM Entertainment/ Alliance Productions

Dear Leigh:

         Reference hereby is made to the letter agreement (the "Agreement") dated as of November 8, 1996 between Alliance Productions Ltd. ("Alliance") and TEAM Entertainment Group ("TEAM") in respect of "Total Recall" (the "Property"). All terms used herein and defined in the Agreement shall have the same meanings given to them as in the Agreement.

         Alliance and TEAM hereby agree to amend the Agreement as follows:

         1. Without modifying or deleting any of the language of Paragraph 4 of the Agreement, the following sentence shall be added as the fourth sentence of said paragraph:

         "If Alliance does not proceed with production of the Series, then Alliance promptly shall assign to TEAM all non-U.S. distribution agreements and, concurrently therewith, and subject to the terms and provisions of this Agreement, TEAM shall assume in writing the executor obligations of Alliance pursuant to said distribution agreements and shall defend, indemnify and hold harmless Alliance, its parent, subsidiary, affiliated and related companies and its successors, licensees and assigns, and the officers, directors, shareholders, attorneys, agents and employees of each of them, from any claims, liabilities, losses, costs and expenses (including reasonable outside attorneys fees) arising from any breach by TEAM of such agreements;

Leigh Brecheen, Esq.
Bloom, Hergott, Cook, Diemer and Klein, LLP
December 9, 1996
Page 2


         provided further that if Alliance does not proceed with production of the Series, then there shall exist a lien in favor of Alliance for Alliance's share of all mutually-approved development costs, payable on an amortized basis over the first season's episodes."

         2. The last sentence of Paragraph 8 hereby is deleted, and the following sentence inserted in lieu thereof:

         "All such approvals will be exercised timely (approval to be deemed given if no communication is received within 72 hours of providing any proposed press release or publicity to the other party), in good faith and in such a manner so as not to frustrate the intent of the parties or the purposes of this Agreement or to jeopardize the Canadian content status of the Series."

         Except as otherwise expressly modified herein, the terms and provisions of the Agreement remain in full force and effect.

                                       Sincerely,

                                       /s/  DANIEL H. BLACK
                                       -----------------------
                                       DANIEL H. BLACK
DHB:kf

AGREED TO AND ACCEPTED:

TEAM ENTERTAINMENT GROUP

By: [SIG]
   ------------------------------
   Its  President
       --------------------------

ALLIANCE PRODUCTIONS LTD.


By: [SIG]
   -------------------------------
   Its
      ----------------------------

                               As of June 12, 1997

                                                              Direct Dial Number
                                                              (310) 859-6821
                                                              6868.2520

Daniel H. Black, Esq.
Heenan Blaikie
9401 Wilshire Boulevard, Suite 1100
Beverly Hills, California 90212

     Re:  "TOTAL RECALL" - ALLIANCE PRODUCTIONS W/ TEAM ENTERTAINMENT

Dear Dan:

         Reference is made to the fully-executed agreement dated as of November 8, 1996 between Alliance Productions Ltd. ("Alliance") and TEAM Entertainment Group ("TEAM"), as amended by that fully-executed amendment dated as of December 9, 1996 (collectively, the "Agreement"), with regard to the financing, production and distribution of a television series (the "Series") and/or other productions based upon the rights in and to the "Total Recall" property (the "Property") owned by TEAM as set forth more fully in Schedule "1" to the attached Exhibit "A" (collectively, the "Rights"). Capitalized terms used herein and not otherwise defined herein shall have those meanings ascribed to them in the Agreement. For good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the parties hereby amend the Agreement (the, "Amendment") as follows:

         1. Paragraph 1 of the Agreement is deleted in its entirety and replaced with the following:

             "Acquisition of Ownership Interest.

             (a) By the later of close of business on June 13, 1997 or execution of this Amendment by both parties and execution by TEAM of the shortform assignment attached hereto as Exhibit "A", Alliance shall pay the sum of Three Hundred Thousand Dollars ($300,000) (the "Initial Acquisition Payment") to TEAM, and TEAM shall assign to Alliance an ownership interest in the Rights and the exploitation thereof throughout the universe in perpetuity equal to 50% of 100% of the Rights owned by TEAM as of the date of the Agreement, including without limitation a 50% of 100% interest in the

Daniel H. Black, Esq.
As of June 12, 1997
Page 2

proceeds from the distribution of the Series as described in Paragraph 5 of the Agreement (with TEAM retaining a 37-1/2% interest in such distribution proceeds and the remaining 12-1/2% interest in such distribution proceeds having been granted to Miramax). Alliance may elect to make the Initial Acquisition Payment and all other payments hereunder directly to TEAM or by directing its law firm, Bloom, Hergott, Cook, Diemer and Klein, LLP ("BHCDK"), to make such payments from the amount of Six Hundred Eighty-Three Thousand Eight Hundred Ninety-Two Dollars and Seventeen Cents ($683,892.17) currently held by BHCDK for the account of Alliance. Notwithstanding the representations and warranties contained in Paragraph 9 of the Agreement, the parties acknowledge that the Rights may currently be subject to certain claims, demands, liens and/or encumbrances (collectively, the, "Encumbrances"). TEAM represents and warrants that a full and complete list of all such Encumbrances is attached hereto as Exhibit "B".

             (b) Promptly upon Alliance's receipt of evidence acceptable to Alliance that TEAM has obtained (i) a non-cancellable, firm, bankable guarantee (consistent with industry custom and practice) for U.S. distribution of the Series with a value at the time of commencement of principal photography of no less than US$250,000 per episode (inclusive of all television, home video, and merchandising exploitation) for a minimum of twenty-two (22) episodes, or (ii) non-cancellable, firm, bankable guarantees (consistent with industry custom and practice) for distribution of the Series from all sources with a cumulative value at the time of commencement of principal photography of no less than the mutually-approved Series budget (inclusive of all television, home video, and merchandising exploitation) for a minimum of twenty-two (22) episodes; and provided that Alliance has confirmed consistent with industry custom and practice that all of the Rights are free of all Encumbrances (all such conditions shall be referred to herein collectively as the "Payment Conditions"), then Alliance shall pay to TEAM the sum of Three Hundred Eighty-Three Thousand Eight Hundred Ninety-Two Dollars and Seventeen Cents ($383,892.17) (the "Remaining Acquisition Payment").

             (c) If TEAM fails to satisfy any of the Payment Conditions described in Paragraph l(b) above to the satisfaction of Alliance by the close of business on June 20, 1997, then Alliance may elect any of the following options, in its sole and absolute discretion:

                 (i) Alliance may pay the Remaining Acquisition Payment to TEAM, in which case TEAM agrees to continue to use best efforts to satisfy all of the Payment Conditions to the satisfaction of Alliance;

Daniel H. Black, Esq.
As of June 12, 1997
Page 3

                 (ii) If the Rights are not free of Encumbrances by the close of business on June 20, 1997, Alliance may pay to the applicable lienholder(s) of the Encumbrance(s) such portion of the Remaining Acquisition Payment as is necessary to remove the Encumbrance(s) from all of the Rights (or, in Alliance's sole and absolute discretion, such portion as is necessary to remove the Encumbrance(s) from Alliance's 50% ownership interest in the Rights only) and pay the remaining portion of the Remaining Acquisition Payment, if any, to TEAM (in which case TEAM agrees to continue to use best efforts to satisfy any other Payment Conditions, if any, that remain unsatisfied);

                 (iii) Alliance may elect for TEAM to repay to Alliance the Initial Acquisition Payment paid by Alliance to TEAM pursuant to Paragraph 1(a) above, and TEAM shall make such repayment, and upon receipt of such payment Alliance shall reconvey to TEAM all Rights conveyed by TEAM to Alliance pursuant to Paragraph 1(a) above and the parties shall have no further obligations to one another under the Agreement or this Amendment; or

                 (iv) Alliance may enter into good faith negotiations with TEAM for a period not to exceed ten (10) business days to reach an acceptable agreement to continue with the development, financing, production and distribution of the Series. If the parties reach a mutually-acceptable agreement for deficit financing for the Series to be provided by either party, then such funds will be recouped out of the first monies available after recoupment of production costs and distribution expenses (as described in paragraph 5 of the Agreement) on a pari passu basis with Alliance's recoupment of its budget contribution set forth in paragraph 3 of the Agreement. In the event that the parties are unable to reach an agreement for either party to provide such deficit financing, then either Alliance or TEAM can still elect to provide such deficit financing on all the terms set forth in the Agreement and this Amendment (including without limitation recoupment as set forth above and those profit participations set forth in paragraph 5 of the Agreement, as amended hereby), provided that if both parties make such an election, then the parties will provide such deficit financing on a 50/50 basis. In either of the foregoing events, Alliance shall pay the remainder of the Remaining Acquisition Payment to TEAM. In the absence of either an agreement to provide such deficit financing or an election by one or both parties to provide such financing as set forth above, then Alliance shall be required to elect one of the other options set forth in Paragraph l(c)(i-iii) above."

Daniel H. Black, Esq.
As of June 12, 1997
Page 4

         2. Except as expressly amended hereby, all terms and conditions of the Agreement shall remain in full force and effect (except, as indicated in Paragraph 1(a) above, the allocation of distribution proceeds pursuant to Paragraph 5 of the Agreement shall be 50% to TEAM and 50% to Alliance).

         The parties to this Agreement have duly executed the same and made it effective as of the date first written above.

AGREED TO AND ACCEPTED BY:


TEAM ENTERTAINMENT GROUP               ALLIANCE PRODUCTIONS LTD.


By: [SIG]  (illegible)                 By [SIG]   (illegible)
   ----------------------------          ---------------------------------
Its: President/CEO                     Its:
    ---------------------------            -------------------------------

                                   EXHIBIT "A"

         ASSIGNMENT KNOW ALL PERSONS BY THESE PRESENTS: that for good and valuable consideration, receipt of which is hereby acknowledged, the undersigned, TEAM Entertainment Group ("Owner"), hereby grants, sells, assigns and sets over to Alliance Productions Ltd. ("Purchaser"), and Purchaser's representatives, successors, and assigns, as of June 13, 1997, fifty percent (50%) of one hundred percent (100%) of all right, title and interest in all rights to produce and fully exploit television motion pictures, series and other productions based upon and with respect to that certain motion picture presently entitled "Total Recall," as more fully described in Schedule "1" hereto (collectively, the "Rights"), for production, advertising and exploitation purposes, in all languages throughout the universe, in perpetuity. Owner and Purchaser have entered into a formal agreement dated as of November 8, 1996, as amended December 9, 1996 and as further amended June 12, 1997 (collectively, the "Agreement"), relating to the transfer and assignment of the Rights, and this assignment is expressly made subject to all of the terms, conditions and provisions contained in the Agreement, all of which are incorporated herein by reference.

         IN WITNESS WHEREOF, the undersigned has executed this assignment this ___________day of ____________, 199____.


                                       TEAM ENTERTAINMENT GROUP


                                       By:_______________________________
                                       Its:______________________________


STATE OF__________________)
                          )SS.
COUNTY OF_________________)

On_____________________before me,_____________________personally appeared
______________________personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


                                       ___________________
                                       Notary's Signature


(SEAL)

                                   SCHEDULE I



         2. GRANT OF RIGHTS TO PURCHASER

         Owner agrees to convey, grant, transfer, and assign exclusively and irrevocably to Purchaser, forever and throughout the universe, under copyright and otherwise the right to produce and exploit the Television Series based on the underlying material on which the Picture is based (the "Material"), and any and all parts thereof, including without limitation the right to develop, produce, exhibit, transmit, disseminate and generally exploit one or more television episodic series and movies of the week based on, but not copied from, !he Material, including the Picture's title, theme, ideas, characters, characterizations, plot, setting, and story; it being acknowledged that the foregoing does not include the use of any music, dialogue, scenes or stories from the Picture. The rights being transferred to Purchaser shall include the following:

         2.1 Television rights, including the right to create "pilots", "Series" "movies" of the week", "mini-series" and "specials" as such terms are commonly understood in the United States television industry), for broadcast on television (whether through network cable or other at home delivery, including satellite or through phone lines, and whether such delivery system exists now or is hereafter created). The term "Television Rights" or words of similar import, as used in this Agreement, shall be deemed to mean and include the right to create, produce, distribute and transmit any present or future kind of television production, with or without sound recorded synchronously therewith, whether the same is produced on film or magnetic or video tape, or wire, or any other substance or by any other method or means now or hereafter used for the production, exhibition, and transmission of any kind of television production and which is produced and broadcast initially for television exhibition or transmission based on the Material but not including any footage or music compositions from the Picture;

         2.2 The right to make or sell videotape copies of episodes of the Television Series, including without limitation the right to produce, project, exhibit and transmit programs by means of non-broadcast public or private use by means of a mechanical, optical, magnetic, holographic or any other device, whether now known or hereafter devised, intended to be used in connection with a television receiver, monitor or other similar device, whether now known or here after devised based on the Material but not including any music or footage from the Picture;

         2.3 All multimedia rights in respect of the Television Series, including without limitation CD-ROM and all other CD-format or other discs and/or formats, networked multimedia and generally any and all methods and forms of enabling a multimedia presentation of any kind or nature whether now or hereafter existing; provided however, any CD-ROM or other multimedia version must be limited solely to presenting one or more versions of the Television Series, plus such additional material not related to the Picture, such as behind-the-television scenes interviews, excerpts regarding television special effects and makeup, and the inclusion of television scripts. In no way may any CD-ROM or other multimedia version be interactive (to the extent that viewer can edit, choose different sequences or endings or create new characters, stories, etc.) or contain games or similar promotional options.

         2.4 Subject to the provisions of paragraph 3 below, and the other terms and conditions of this Agreement, any and all other ancillary merchandising and/or commercial tie-in rights in respect of the Television Rights; provided Producer acknowledges only characters and other elements which are Producer's sole creations (and not those which appear in the Picture) may be used in connection with such merchandising and commercial tie-ins. In all cases any such use is expressly allowed only on the condition that all such merchandise and commercial tie-ins be identified clearly and conspicuously as derived from the television version (and not based on the Picture) and that the product or tie -in is solely ancillary to the television program(s) and not to the Picture.

         2.5 To enable Purchaser to exploit fully the Television Rights described in subparagraphs 2.1, 2.2 and 2.3 above, Owner agrees that such rights shall include without limitation the right to:

             2.5.1 Combine the Material in any manner with any other work or works in the making of the Television Series and other productions, including without limitation the right to create one or more television screenplays and/or other television works in connection with the Television Series based on the Picture;

             2.5.2 Use the Material and any part thereof, in conjunction with television programs based upon all or any part or parts of the Picture and/or other literary, dramatic and/or dramatic musical works, and/or in conjunction with musical compositions (but not music from the Picture) used for or in connection with such television productions, whether or not written for, or used in or in connection with, or in any manner whatsoever apart from, any such television productions;

             2.5.3 Transmit, broadcast and otherwise reproduce the Television Series and any part or parts thereof pictorially and audibly by the process of cinematography or any process analogous thereto in any manner, including the right to transmit, reproduce and exhibit television productions and any part or parts thereof (including without limitation by so-called "pay", "free", "free home, "closed circuit", "theater", "toll", "CATV", "satellite" or "subscription" television), and by the use of video cassettes, video discs, digital video discs, or other devices similar and by any other process of transmission now known or hereafter devised.

             2.5.4 Publish, use, copyright, vend, license, exhibit, perform and otherwise exploit, and license others to publish, use, copyright, vend, license, exhibit, perform and otherwise exploit the Television Rights and the scripts and musical compositions (but not music from the Picture) of the same and any part thereof

             2.5.5 As part of the Television Rights in a Television Series based on the Picture, record, reproduce and transmit sound, including spoken words, dialogue, music and songs (but no music or songs from the Picture), by any manner or means (including mechanical and electrail means and any other means now known or hereafter devised), and to interpolate other spoken words, dialogue, music and songs, in or in connection with or as part of the production, reproduction, transmission, exhibition, performance or presentation of such motion pictures and other productions;

             2.5.6 Solely in respect of Television Series based in whole or in part or the Picture, make, copyright, use, vend, license and otherwise exploit, and license others to make, copyright, use, vend, license and otherwise exploit, in any manner, records, tapes and other sound-reproducing devices, based on episodes of the Television Series; but not CD-ROM or other multimedia versions;

             2.5.7 With respect to the Television Series, generally to produce, reproduce, remake, reissue, transmit, exhibit and perform broadcast television production of any and all kinds whatsoever and videotape copies of episodes of the Television Series produced and initially broadcast; and

             2.5.8 To use the title by which the Picture is now known as the title of any Television Series based thereon in whole or in part, but Purchaser shall not be obligated to use said title, and may use any other title or titles, for any Television Series versions of the work.

         2.6 Owner, having acknowledged its understanding of the needs of Purchaser to have the unlimited right to change, vary, alter, add to, take from, substitute, combine and modify the Material to the extent necessary to exploit the Television Rights, Owner hereby waives (for itself, and its executors, administrators, assigns and "spiritual heirs") the benefits of any provisions of law known as the "droit moral" or any similar laws or legal principles, and agrees (for itself, its heirs, executors, administrators, assigns and "spiritual heirs") not to institute, support, maintain or permit directly or indirectly any litigation or proceedings instituted or maintained on the ground that any television program (whether a series, episode, mini-series, pilot, movie of the week or otherwise) produced, distributed or exhibited by Purchaser and based, or claimed to be based, upon the Picture or using any material therefrom, in any way constitutes an infringement or violation of any of his "droit moral" or is in any way a defamation or mutilation of the Picture, or of any part thereof, or contains unauthorized variations, alterations, modifications, charges or translations.

         2.7 Purchaser understands and agrees that every use or exploitation granted hereunder is expressly allowed only on the condition that such use or exploitation shall be identified clearly and conspicuously as the television version based on the Picture and is solely based on the television version and not the Picture.

                                   EXHIBIT "B"
                                  ENCUMBRANCES



1. The lien evidenced by that certain Copyright Mortgage and Assignment, "Total Recall", from DSL Entertainment Group, Inc., a California corporation, as Grantor, in favor of ACA Equities, D&M Investment Corp. and Mr. Gilbert Karsenty, or their assign(s), as Grantee, executed on July 10, 1996 and recorded in the United States Copyright Office in Volume 3262, Page 295.

2. The lien evidenced by that certain UCC-1 Financing Statement from TEAM Communications Group, Inc., as Debtor, in favor of Miramax Film Corp., as Secured Party, filed with the California Secretary of State on May 9, 1997 as Instrument No. 9713260588.

3. The lien evidenced by that certain UCC-1 Financing Statement from DSL Entertainment Group, Inc., as Debtor, in favor of Mildred J. Greiss, Samuel F. Marinelli, Affida Bank and Cooperative Holding Corporation recorded with the California Secretary of State on March 11, 1996 as Instrument No. 960720811.

                                 PROMISSORY NOTE


THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


                         TEAM COMMUNICATIONS GROUP, INC.

                                                             AS OF JUNE 18, 1997
$650,000.00 PRINCIPAL AMOUNT                             LOS ANGELES, CALIFORNIA


          TEAM COMMUNICATIONS GROUP, INC. a California corporation (the "Company"), for value received, hereby promises to pay Alliance Productions Ltd. with an address of: 301 North Canon Drive, Suite 321, Beverly Hills CA 90210 or registered assigns (the "Holder"), the principal aggregate amount of six hundred fifty thousand dollars ($650,000.00) on the Maturity Date (as such term is defined below), or such earlier date as may be provided herein, together with interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of prime rate plus one per cent, per annum. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges (including the default rate set forth in Section 2 below) at an amount equal to, but no greater than, the maximum rate permitted by law.

         SECTION 1  PAYMENTS.

             (a) (i) All unpaid principal and interest shall be due and payable on October 18, 1997, (the "Maturity Date").

             (b) Interest on this Note shall accrue from the date of issuance hereof. Payments shall be applied first to any costs or expenses, then to accrued interest and then to principal.

             (c) If the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Los Angeles, California.

             (d) Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to accrued and unpaid interest hereon and the balance to the payment of principal hereof.

             (e) Payments of principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

             (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

         SECTION 2 EVENTS OF DEFAULT.

             The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

             (a) A default in the payment of the principal on the Note, when and as the same shall become due and payable.

             (b) A default in the payment of any interest accrued on the Note, when and as the same shall become due and payable, which default shall continue for five business days after the date fixed for the making of such interest payment.

             (c) A final judgment or judgments for the payment of money in excess of $100,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals, or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

             (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

             (e) A default is declared under the terms of any collateral security agreements.

             (f) A sale of all or substantially all of the assets of the Company.

then, and in every such case, during the continuance of the Event of Default, the Holder may, without presentment, demand or notice declare the principal of this Note, together with all unpaid accrued interest thereon, to be immediately due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Note to the contrary notwithstanding. The Holder, if not paid promptly at maturity or acceleration of this Note, shall be entitled to, and the Borrowers covenant and agree to pay to the Holder, such additional amount as shall be sufficient to cover the cost and expenses of collection of this Note, including, without limitation, reasonable attorneys' fees and costs. Upon an Event of Default, the Holder may take such action as it deems desirable for the enforcement and collection of the principal of, and unpaid accrued interest on, this Note, as well as all additional sums to which the Holder may be entitled as aforesaid. The Holder's rights hereunder shall be in addition to any other rights the Holder may have at law or in equity. If an Event of Default has occurred under the Agreement, or this Note in addition to any agreed upon charges, the principal balance of this Note shall thereafter, at Holder's option, bear interest at five percent (5.00%) in addition to the rate set forth in above, calculated over a year of 360 days, however the total rate of interest will not exceed the maximum allowable legal rate of interest.

         SECTION 3 REMEDIES UPON DEFAULT.

             (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company.

             (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

         SECTION 4 SECURITY. This note shall be secured pursuant to that certain Security Agreement, Assignment and Mortgage of Copyright by and between Company and Holder dated of even date herewith.

         SECTION 5 MISCELLANEOUS.

             (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025 Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6(a). Any notice or other communication given by certified mail shall be deemed given at the time of receipt. Any notice given by other means permitted by this Section 6(a) shall be deemed given at the time of receipt thereof.

             (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

             (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

             (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

             (e) This Note has been negotiated and consummated in the State of California and shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to principles governing conflicts of law.

             (f) Company irrevocably consents to the jurisdiction of the courts of the State of California and of any federal court located in such State in connection with any action or proceeding arising out of, or relating to, this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Note, or a breach of this Note or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 4(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

             (g) Company represents and warrants that: (i) the Company has the requisite power and authority to execute, deliver and perform each of its obligations under this Note and to consummate the transactions provided for herein. (ii) This Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.


                                     TEAM COMMUNICATIONS GROUP, INC.


                                     BY:  DREW LEVIN
                                          ---------------------------------
                                          DREW LEVIN
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         SECURITY AGREEMENT, ASSIGNMENT,
                            AND MORTGAGE OF COPYRIGHT


         THIS SECURITY AGREEMENT, ASSIGNMENT AND MORTGAGE OF COPYRIGHT (this "Agreement") is dated as of June 19th, 1997, and is between Alliance Productions Ltd., a Canadian corporation ("Secured Party"), having offices at 301 North Canon Drive, Suite 321, Beverly Hills, CA, and Team Entertainment Group, a California corporation ("Debtor"), having offices at 12300 Wilshire Boulevard, Suite 400, Los Angeles, CA.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor, having full power and authority to enter into this Agreement, hereby irrevocably grants and assigns to Secured Party a continuing first-priority (subject to Schedule 2 attached hereto) security interest in and copyright mortgage on all of Debtor's right, title and interest of every kind and nature, whether now owned or hereafter acquired, in and to "Total Recall" and as more specifically described on Exhibit "A" attached hereto (the "Collateral") in order to secure performance by Debtor of the Obligations (as such term is hereinafter defined in Paragraph I below), subject to termination as and when provided herein.

         I. OBLIGATIONS SECURED. The security interest and mortgage of copyright herein granted and assigned to Secured Party secures the timely performance of each and every obligation of Debtor (collectively, the "Obligations") (A) under that certain Promissory Note from Debtor in favor of Secured Party dated of even date herewith in the original principal amount of $650,000; and/or (B) hereunder.

         II. WARRANTIES, REPRESENTATIONS, AND COVENANTS OF DEBTOR. Debtor represents, warrants, and covenants as follows:

             A. No Claims. Subject to and except as expressly set forth in the preamble hereto, the Collateral is free and clear of any claims whether or not resulting from acts or omissions of Debtor or any parent, affiliate, or subsidiary of Debtor, and Debtor has not caused or permitted, and shall not hereafter cause or permit, either voluntarily or by operation of law, any security interest, lien, encumbrance or adverse claim whatsoever to accrue against the Collateral, without Secured Party's prior written consent, which Secured Party may withhold in Secured Party's sole discretion.

             B. No Legal Proceedings. Debtor has no knowledge of any legal proceedings now pending, threatened or reasonably anticipated against Debtor which might impede performance of Debtor's obligations as to the Collateral or the ability of

Secured Party to exercise its rights hereunder or pursuant to the Rights Agreement, and shall promptly notify Secured Party if Debtor hereafter learns of any such legal proceeding.

             C. No Inconsistent Grant of Rights. Neither Debtor nor any party acting on behalf or with the authority of Debtor has heretofore made any grant, license, or other transfer of all or any rights in, to, or in respect of the Collateral or any or all of the literary, dramatic, or other material created for the Collateral or on which the Collateral are based that is inconsistent with the grant of rights to Secured Party hereunder or as set forth in the Rights Agreement, except as may otherwise be set forth on Schedule 1 attached hereto.

             D. Change of Address. Debtor shall, within five (5) business days after a change in the address hereinabove set forth, give Secured Party written notice thereof.

             E. Due Authority. Debtor has authority to enter into this Agreement, and any person signing on Debtor's behalf has been duly authorized to execute this Agreement for Debtor.

         III. DECLARATION OF TRUST. Until delivery of any item of Collateral to Secured Party, Debtor shall hold such item as trustee for Secured Party.

         IV. DEFAULT BY DEBTOR. Each of the following shall constitute a default by Debtor:

             A. Nonperformance. Failure by Debtor to perform any of the Obligations set forth in Paragraph I above.

             B. Insolvency/Bankruptcy. The commencement by a third party of any insolvency proceeding against Debtor or Debtor's petition for or consent to any relief under any bankruptcy, reorganization, receivership, liquidation, insolvency, moratorium, compromise or similar Federal or State statutes, Debtor's consent to appointment of a receiver, trustee or assignee in bankruptcy of Debtor or a substantial part of Debtor's assets or Debtor's making an assignment for the benefit of or a composition with creditors.

         V.  RIGHTS AND REMEDIES ON DEFAULT BY DEBTOR. Upon any default by
Debtor:

             A. Secured Party's Rights and Remedies. Secured Party shall have all rights, privileges, and remedies to the maximum extent permitted by law (including, without limitation, all legal, equitable, administrative, and self-help rights and remedies). The foregoing are cumulative and the exercise of one or more thereof shall not preclude Secured Party from a later or concurrent exercise of any other.

             B. Assembling Collateral. Secured Party may require Debtor to assemble all the Collateral and make it available at a place and time designated by Secured Party.

             C. Nonwaiver. To be effective, a waiver by Secured Party of any default by Debtor must be in writing, and any such waiver of failure of Secured Party to insist upon strict performance by Debtor of any of Debtor's obligations as to the Programs shall not constitute a waiver of any subsequent or other default by Debtor.

         VI. EXECUTE DOCUMENTS. Debtor shall execute and deliver to Secured Party any and all further documents consistent with this Agreement as Secured Party may reasonably require to perfect, protect, evidence, renew, continue and/or terminate the security interest and copyright mortgage hereunder and/or to effectuate the purposes and intent of this Agreement, including, without limitation, the execution of financing statements, termination statements, assignment and mortgages of copyright (including, but not limited to, the Copyright Mortgage and Assignment attached hereto as Exhibit "B"), access letters, and pledgeholder agreements with film laboratories and other parties holding any film or other physical properties related to the Programs. Debtor hereby appoints Secured Party its irrevocable attorney-in-fact to execute any such documents for Debtor if Debtor fails to execute any such documents within five (5) business days after Secured Party's request. The rights of Secured Party under this Paragraph VI constitute a power coupled with an interest and are irrevocable.

         VII. TERMINATION. Secured Party's security interest hereunder shall be terminated upon the indefeasible performance of all of Debtor's Obligations set forth in Paragraph I above.

         VIII. GOVERNING LAW. This Agreement shall be governed and construed by the laws of the State of California applicable to agreements entered into and to be wholly performed within said State.

         IX. PARTIES BOUND. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, heirs and assigns.

         X. NO JOINT VENTURE OR PARTNERSHIP. Nothing contained in this Agreement or the Rights Agreement shall be construed as creating a joint venture or partnership between Debtor and Secured Party or a third party beneficiary relationship as to any third parties.

         XI. SEVERABILITY OF PROVISIONS. Any provision of this Agreement declared invalid under any law shall not invalidate any other provision hereof.

         XII. NOTICES. Notice hereunder shall be deemed effective only when in writing and duly sent by certified or registered mail to the receiving party's mailing address as herein set forth:

To Debtor:              Team Entertainment Group
                        12300 Wilshire Boulevard, Suite 400
                        Los Angeles, CA 90025
                        Attention:  Eric S. Elias, Esq.
                        Phone:      310/442-3500
                        Fax:        310/442-3501


with a copy to:         Heenan Blaikie
                        9401 Wilshire Boulevard
                        Suite 1100
                        Beverly Hills, California 90212
                        Attention: Daniel H. Black, Esq.
                        Phone:     310/275-3600
                        Fax:       310/724-8340

To Secured Party:       Alliance Productions Ltd.
                        301 North Canon Drive, Suite 321
                        Beverly Hills, CA 90210
                        Attention:  John Morayniss, Esq.
                        Phone:      310/275-5501
                        Fax:        310/275-5502

with a copy to:         Bloom, Hergott, Cook, Diemer and Klein, LLP
                        150 South Rodeo Drive, Third Floor
                        Beverly Hills, California 90212
                        Attention:  Leigh Brecheen, Esq.
                        Phone:      310/859-6821
                        Fax:        310/859-2788

         XIII. CAPTIONS. Captions are inserted for reference and convenience only and in no way define, limit or describe the scope of this Agreement or intent of any provision.

         The parties hereto have executed this Agreement as of the date first above written.

TEAM ENTERTAINMENT GROUP               ALLIANCE PRODUCTIONS LTD.


By: /s/ DREW S. LEVIN                  By:  /s/ JOHN MORAYNISS
  -----------------------------           -------------------------------
Print Name: Drew S. Levin              Print Name:  John Morayniss
           --------------------                   -----------------------
Title:  President/CEO                  Title:  SR. V.P.
      -------------------------              ----------------------------

                                   EXHIBIT "A"
                                   COLLATERAL



             (a) All of Grantor's right, title and interest in and to the following:

                 (i) All rights of every kind and nature of Grantor (including, without limitation, copyrights, whether now owned or hereafter acquired) in and to the right to make one or more television programs, series or television movies based on the feature film "Total Recall" (the "Rights"), including without limitation, all rights pursuant to that Purchase Agreement entered into and made effective as of May 1, 1996, by and between Grantor and Carolco Pictures, Inc. et al, and incorporated herein by reference.

                 (ii) All collateral, allied, ancillary and subsidiary rights of Grantor of every kind and nature, without limitation, derived from, appurtenant to or related to the Rights, including, without limitation, all production, exploitation, reissue, remake, sequel, serial or series production rights by use of film, tape or any other recording devices now known or hereafter devised, whether based upon, derived from or inspired by the Rights or any part thereof, all rights to use, exploit and license others to use or exploit any and all novelization, publishing, commercial tie-ups and merchandising rights of every kind and nature, including, without limitation, all novelization, publishing, merchandising rights and commercial tie-ups arising out of or connected with or inspired by the Rights, and including further, without limitation, any and all commercial exploitation in connection with or related to the Rights;

                 (iii) All rights of Grantor of every kind or nature, present and future, in and to all agreements relating to the development, production, completion, delivery and exploitation of the Rights;

                 (iv) All rights in and to all copyrights and renewals and extensions of copyrights, domestic and foreign, heretofore or hereafter obtained in the Rights or any part thereof, and the right (but not the obligation) to make publication thereof for copyright purposes, to register claims under copyright, and the right (but not the obligation) to renew and extend such copyrights, and the right (but not the obligation) to sue in the name of Grantor or in the name of Grantee (or any of them) for past, present and future of copyright;

                 (v) All rights to produce, release, sell, distribute, lease, market, license, exhibit, broadcast, reproduce, publicize or otherwise exploit the Rights and any and all rights therein in perpetuity, without limitation, in any manner and in any media whatsoever throughout the universe, including without limitation, all forms of television (including, without limitation, free, pay, toll, cable, sustaining, subscription, sponsored and direct satellite broadcast), non-theatrically, on cassettes, cartridges, discs and other similar and dissimilar video devices and by any and all other scientific, mechanical or electronic means, methods, processes or devices now known or hereafter conceived, devised or created;

             (vi) Any and all accounts, accounts receivable, general intangibles, contract rights, chattel paper, documents, instruments and goods, including inventory (as those terms are defined in the applicable Uniform Commercial Code enacted in the jurisdiction where such collateral may be located or in comparable provisions of governing law of foreign jurisdictions) not elsewhere included in this definition, which may arise in connection with the production, sale, distribution or exploitation of the Rights or any element thereof, or any collateral described herein;

         (b) All cash and cash equivalents of Grantor derived from or relating to the Rights and all drafts, check, letters of credit, certificates of deposit, notes, bills of exchange and other writings relating to the Rights which evidence a right to the payment of money to Grantor and are not themselves security agreements or leases and are of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment whether now owned or hereafter acquired.

                                    EXHIBIT B
                        COPYRIGHT MORTGAGE AND ASSIGNMENT
                                ("TOTAL RECALL")

         For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned, TEAM Communications Group, Inc., a California corporation ("Grantor"), does hereby mortgage, assign, grant, convey and transfer for security to Alliance Productions Ltd. ("Grantee"), and their successors and assigns, throughout the world in perpetuity, all of Grantor's rights, title and interest of every kind and nature, without limitation, in and to all copyrights and rights and interests of every kind or nature in copyrights and works protectable by copyright, whether now owned or hereafter created or acquired and all renewals and extensions thereof in and to the rights of Grantor to make and exploit one or more television series, movies or other properties based on the feature film "Total Recall" (the "Work") and any rights necessary to produce, release, sell, distribute, lease, market, license, exhibit, broadcast, reproduce, publicize or otherwise exploit the Work, and such other Collateral as defined below. Grantor agrees that if any person, firm or corporation shall do or perform any acts which the Grantee believes to constitute a copyright infringement of the Work, or any derivative work, or constitute a plagiarism, or violate or infringe any right of the Grantor or the Grantee therein or if any person, firm or corporation shall do or perform any acts which the Grantee believes to constitute an unauthorized or unlawful distribution, exhibition, or use thereof, then and in any such event, the Grantee may and shall have the right, but not the obligation, to take such steps and institute such suits or proceedings as the Grantee may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or reasonably necessary or proper for the full protection of the rights of the parties. The Grantee may take such steps or institute such suits or proceedings in its own name or in the name of the Grantor or in the names of the parties jointly.

         Grantor hereby irrevocably constitutes and appoints Grantee its lawful attorney-in-fact to do all acts and things permitted or reasonably contemplated by the terms hereof and pursuant to the Security Agreement referred to below. Without limiting the generality of the foregoing, the aforesaid conveyance and assignment includes all prior choses-in-action, at law, in equity and otherwise, the right to recover all damages and other sums, and the right to other relief allowed or awarded at law, in equity, by statute or otherwise. Grantor and Grantee have entered into a Security Agreement, Assignment, and Mortgage of
Copyright dated as of June    1997, as the same may hereinafter be amended,
supplemented, renewed, extended or replaced (the "Security Agreement") relating to the mortgage and assignment for security in and to the aforesaid rights and this Copyright Mortgage and Assignment is expressly made in accordance with the terms and conditions contained in the Security Agreement. For purposes hereof, the term "Collateral" shall have the meaning set forth in Exhibit "A" hereto which is incorporated herein by this reference.


"Grantor":                             TEAM Communications Group, Inc.



                                       By: ___________________________
                                            Drew S. Levin
                                       Its: President and CEO

                                    EXHIBIT B
                        COPYRIGHT MORTGAGE AND ASSIGNMENT
                                ("TOTAL RECALL")


         For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned, TEAM Communications Group, Inc., a California corporation ("Grantor"), does hereby mortgage, assign, grant, convey and transfer for security to Alliance Productions Ltd. ("Grantee"), and their successors and assigns, throughout the world in perpetuity, all of Grantor's rights, title and interest of every kind and nature, without limitation, in and to all copyrights and rights and interests of every kind or nature in copyrights and works protectable by copyright, whether now owned or hereafter created or acquired and all renewals and extensions thereof in and to the rights of Grantor to make and exploit one or more television series, movies or other properties based on the feature film "Total Recall" (the "Work") and any rights necessary to produce, release, sell, distribute, lease, market, license, exhibit, broadcast, reproduce, publicize or otherwise exploit the Work, and such other Collateral as defined below. Grantor agrees that if any person, firm or corporation shall do or perform any acts which the Grantee believes to constitute a copyright infringement of the Work, or any derivative work, or constitute a plagiarism, or violate or infringe any right of the Grantor or the Grantee therein or if any person, firm or corporation shall do or perform any acts which the Grantee believes to constitute an unauthorized or unlawful distribution, exhibition, or use thereof, then and in any such event, the Grantee may and shall have the right, but not the obligation, to take such steps and institute such suits or proceedings as the Grantee may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or reasonably necessary or proper for the full protection of the rights of the parties. The Grantee may take such steps or institute such suits or proceedings in its own name or in the name of the Grantor or in the names of the parties jointly.

         Grantor hereby irrevocably constitutes and appoints Grantee its lawful attorney-in-fact to do all acts and things permitted or reasonably contemplated by the terms hereof and pursuant to the Security Agreement referred to below. Without limiting the generality of the foregoing, the aforesaid conveyance and assignment includes all prior choses-in-action, at law, in equity and otherwise, the right to recover all damages and other sums, and the right to other relief allowed or awarded at law, in equity, by statute or otherwise. Grantor and Grantee have entered into a Security Agreement, Assignment, and Mortgage of Copyright dated as of June __, 1997, as the same may hereinafter be amended, supplemented, renewed, extended or replaced (the "Security Agreement") relating to the mortgage and assignment for security in and to the aforesaid rights and this Copyright Mortgage and Assignment is expressly made in accordance with the terms and conditions contained in the Security Agreement. For purposes hereof, the term "Collateral" shall have the meaning set forth in Exhibit "A" hereto which is incorporated herein by this reference.


"Grantor":                             TEAM Communications Group, Inc.



                                       By: ___________________________
                                            Drew S. Levin
                                       Its: President and CEO

                                   EXHIBIT "A"
                                   COLLATERAL

             (a) All of Grantor's right, title and interest in and to the following:


                 (i) All rights of every kind and nature of Grantor (including, without limitation, copyrights, whether now owned or hereafter acquired) in and to the right to make one or more television programs, series or television movies based on the feature film "Total Recall" (the "Rights"), including without limitation, all rights pursuant to that Purchase Agreement entered into and made effective as of May 1, 1996, by and between Grantor and Carolco Pictures, Inc. et al, and incorporated herein by reference.

                 (ii) All collateral, allied, ancillary and subsidiary rights of Grantor of every kind and nature, without limitation, derived from, appurtenant to or related to the Rights, including, without limitation, all production, exploitation, reissue, remake, sequel, serial or series production rights by use of film, tape or any other recording devices now known or hereafter devised, whether based upon, derived from or inspired by the Rights or any part thereof; all rights to use, exploit and license others to use or exploit any and all novelization, publishing, commercial tie-ups and merchandising rights of every kind and nature, including, without limitation, all novelization, publishing, merchandising rights and commercial tie-ups arising out of or connected with or inspired by the Rights, and including further, without limitation, any and all commercial exploitation in connection with or related to the Rights;

                 (iii) All rights of Grantor of every kind or nature, present and future, in and to all agreements relating to the development, production, completion, delivery and exploitation of the Rights;

                 (iv) All rights in and to all copyrights and renewals and extensions of copyrights, domestic and foreign, heretofore or hereafter obtained in the Rights or any part thereof, and the right (but not the obligation) to make publication thereof for copyright purposes, to register claim under copyright, and the right (but not the obligation) to renew and extend such copyrights, and the right (but not the obligation) to sue in the name of Grantor or in the name of Grantee (or any of them) for past, present and future infringements of copyright;

                 (v) All rights to produce, release, sell, distribute, lease, market, license, exhibit, broadcast, reproduce, publicize or otherwise exploit the Rights and any and all rights therein in perpetuity, without limitation, in any manner and in any media whatsoever throughout the universe, including without limitation, all forms of television (including, without limitation, free, pay, toll, cable, sustaining subscription, sponsored and direct satellite broadcast), non-theatrically, on cassettes, cartridges, discs and other similar and dissimilar video devices and by any and all other scientific, mechanical or electronic means, methods, processes or devices now known or hereafter conceived, devised or created;

             (vi) Any and all accounts, accounts receivable, general intangibles, contract rights, chattel paper, documents, instruments and goods, including inventory (as those terms are defined in the applicable Uniform Commercial Code enacted in the jurisdiction where such collateral may be located or in comparable provisions of governing law of foreign jurisdictions) not elsewhere included in this definition, which may arise in connection with the production, sale, distribution or exploitation of the Rights or any element thereof, or any collateral described herein;

             (b) All cash and cash equivalents of Grantor derived from or relating to the Rights and all drafts, check, letters of credit, certificates of deposit, notes, bills of exchange and other writings relating to the Rights which evidence a right to the payment of money to Grantor and are not themselves security agreements or leases and are of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment whether now owned or hereafter acquired.

                                   SCHEDULE 1



1. That certain agreement between Polygram Television and Team Communications Group, Inc. dated as of April 1, 1997

2. That certain term sheet between Miramax Films and Team Communications Group, Inc. dated as of March 18, 1997, and its accompanying Mortgage of Copyright, Short Form Assignment, and UCC-1.

                                                                           THIS SPACE FOR USE OF FILING OFFICE
                                                                           SCHEDULE 2

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS
This Financing Statement is presented for filing pursuant to the Uniform
Commercial Code and will remain effective, with certain exceptions, for
5 years from date of filing.
------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER    B. FILING OFFICE ACCT. #
   (optional)                              (optional)

------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)








------------------------------------------------------------------------
D. OPTIONAL DESIGNATION       / / LESSOR/LESSEE  / / CONSIGNOR/CONSIGNEE
   (if applicable)            / / NON-UCC FILING
-------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
   ----------------------------------------------------------------------------------------------------------
    1a. ENTITY'S NAME
        TEAM Communications Group, Inc.
        d/b/a TEAM Entertainment Group
   ----------------------------------------------------------------------------------------------------------
OR  1b. INDIVIDUAL'S LAST NAME                    FIRST NAME               MIDDLE NAME               SUFFIX

-------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                               CITY                     STATE    COUNTRY   POSTAL CODE
    12300 Wilshire Boulevard, Suite #400          Los Angeles              CA         -       90025
-------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D. #    OPTIONAL     1e. TYPE OF ENTITY   1f. ENTITY'S STATE   1g. ENTITY'S ORGANIZATIONAL
    954519215          ADD'NL INFO RE                       OR COUNTRY OF            I.D. #, if any / / NONE
                       ENTITY DEBTOR                        ORGANIZATION
-------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
   ----------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME

OR ----------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                     FIRST NAME                MIDDLE NAME            SUFFIX

-------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                               CITY                      STATE   COUNTRY   POSTAL CODE

-------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D. #    OPTIONAL     2e. TYPE OF ENTITY   2f. ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL
                       ADD'NL INFO RE                       OR COUNTRY OF            I.D. #, if any / / NONE
                       ENTITY DEBTOR                        ORGANIZATION
-------------------------------------------------------------------------------------------------------------
3.  SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME -
    insert only one secured party name (3a or 3b)
   ----------------------------------------------------------------------------------------------------------
    3a. ENTITY'S NAME
        Miramax Film Corp.
   ----------------------------------------------------------------------------------------------------------
OR  3b. INDIVIDUAL'S LAST NAME                    FIRST NAME               MIDDLE NAME               SUFFIX

-------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                               CITY                     STATE    COUNTRY   POSTAL CODE
    375 Greenwich Street                          New York                 NY                   10013
-------------------------------------------------------------------------------------------------------------
4.  This FINANCING STATEMENT covers the following types or items of property:
    See Schedule A attached hereto and made a part thereof.









-------------------------------------------------------------------------------------------------------------
Filed with: Sec. of State, California
-------------------------------------------------------------------------------------------------------------
5.  CHECK            This FINANCING STATEMENT is signed by the Secured Party     7. If filed in Florida
    BOX      / /     instead of the Debtor to perfect a security interest (a)       (check one)
    (if applicable)  in collateral already subject to a security interest in     / / Documentary stamp
                     another jurisdiction when it was brought into this state,       tax paid
                     or when the debtor's location was changed to this state,    / / Documentary stamp
                     or (b) in accordance with other statutory provisions            tax not applicable
                     (additional date may be required)
-------------------------------------------------------------------------------------------------------------
6.  REQUIRED SIGNATURE(S)  TEAM Communications Group, Inc.          8. / / This FINANCING STATEMENT is to be
                           d/b/a TEAM Entertainment Group                  filed (for record) (or recorded
                           Miramax Film Corp.                              in the REAL ESTATE RECORDS
                                                                           Attach Addendum   (if applicable)
-------------------------------------------------------------------------------------------------------------
                                                                    9. / / Check to REQUEST SEARCH
                                                                           CERTIFICATE(S) on Debtor(s)
                                                                    [ADDITIONAL FEE]
                                                                    (optional)
                                                                    / / All Debtors / / Debtor 1 / / Debtor 2
-------------------------------------------------------------------------------------------------------------
(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1)(TRANS)(REV. 12/18/95)

                                   SCHEDULE A
                             Continuation of Box 4


The Collateral shall be deemed to include the following:

         (I) An undivided twelve and one-half percent (12.5%) interest in and to all of Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired, and of whatever kind and nature:

             (1) Copyrights: All common law and statutory United States and other copyrights, renewals and extensions of such copyright relating to the theatrical motion picture entitled "TOTAL RECALL" (the "Picture"), any other intellectual property relating to the Picture, and any and all proceeds and products of the foregoing;

             (2) Physical Properties: All positive and negative film and film-materials relating to the Picture, whether now owned or hereafter acquired by Debtor, and wherever located, and the results and proceeds and products of the foregoing; and

             (3) Underlying Properties: All literary, musical, dramatic and other written materials created for the Picture or upon which the Picture is based or which are used in or in connection with the Picture, and the proceeds and products of the foregoing; and

             (4) Contract Rights: All rights in all agreements and understandings (whether or not evidenced in writing) with third parties relating to the Picture, or to any of the elements described in subparagraph (1) through
(3) in this Subsection (I), and any rights derived therefrom or relating thereto, and the results and proceeds and products of the foregoing; and

             (5) Other Items: Any and all of Debtor's rights in and to those certain accounts, inventories, and general intangibles, gross receipts and/or revenues from and/or relating to the exploitation of the Picture (and in any bank account into which such proceeds have been or are to be deposited), and all other items deemed inventories, Equipment, Accounts and General Intangibles (as defined under the California Uniform Commercial Code or other applicable law) relating to the exploitation of the Picture; and


         (II) A one hundred percent (100%) interest in and to all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired, and of whatever kind and nature:

             (1) Total Recall Television Series: All forms of home video rights, now or hereafter known, in and to the first twenty-six episodes of a television series (the "Total Recall Series") to be produced by, in association with or under authority of Debtor, based on the Picture; and

             (2) Physical Properties: All positive and negative film, film materials, video and video materials and any sound materials, relating to the Total Recall Series, whether now owned or hereafter acquired by Debtor, and wherever located, and the results and proceeds and products of the foregoing; and

             (3) Underlying Properties: All literary, musical, dramatic and other written materials created for the Total Recall Series or upon which the Total Recall Series is based or which are used in or in connection with the Total Recall Series, and any and all other underlying materials on which the Total Recall Series is based, and the proceeds and products of the foregoing; and

             (4) Contract Rights: All rights in all agreements and understandings (whether or not evidenced in writing) with third parties relating to the Total Recall Series, or to any of the elements described in subparagraph
(1) through (3) in this Subsection (II), and any rights derived therefrom or relating thereto, and the results and proceeds and products of the foregoing; and

         (III) A one hundred percent (100%) interest in and to all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired, and of whatever kind and nature:


             (1) Amazing Tails Television Series: All forms of home video rights, now or hereafter known, in and to the twenty-two episodes of a television series (the "Amazing Tails Series") produced by Debtor and entitled "Amazing Tails"; and

             (2) Physical Properties: All positive and negative film, film materials, video and video materials and any sound materials, relating to the Amazing Tails Series, whether now owned or hereafter acquired by Debtor, and wherever located, and the results and proceeds and products of the foregoing; and

             (3) Underlying Properties: All literary, musical, dramatic and other written materials created for the Amazing Tails Series or upon which the Amazing Tails Series is based or which are used in or in connection with the Amazing Tails Series, and any and all other underlying materials on which the Amazing Tails Series is based, and the proceeds and products of the foregoing; and

             (4) Contract Rights: All rights in all agreements and understandings (whether or not evidenced in writing) with third parties relating to the Amazing Tails Series, or to any of the elements described in subparagraph
(1) through (3) in this Subsection (III), and any rights derived therefrom or relating thereto, and the results and proceeds and products of the foregoing.

                                END OF SCHEDULE A

                                   UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC-1

This FINANCING STATEMENT is presented to a Filing Officer |  No. of Additional   |
for filing pursuant to the Uniform Commercial Code.       |  Sheets Presented: 2 | 3. [ ] The Debtor is a transmitting utility.
-----------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es): | 2. Secured Party(ies) Name(s)  | 4. For Filing Officer: Date, Time,
TEAM Communications Group, Inc.                 |    and Address(es)             |                        No. Filing Office
d/b/a TEAM Entertainment Group                  | Miramax Film Corp.             |
12300 Wilshire Blvd. #400                       | 375 Greenwich Street           |
Los Angeles, CA 90025                           | New York, NY 10013             |
                                                |                                |
-----------------------------------------------------------------------------------------------------------------------------------
6. This Financing Statement covers the following types (or items) of property:   | 6. Assignee(s) of Secured Party and Address(es)
                                                                                 |
   See Schedule A attached hereto and made a part hereof.                        |
                                                                                 |
                                                                                 |
                                                                                 --------------------------------------------------
   Filed with: Secretary of State, New York                                      | 7. [ ] The described crops are growing or to be
   [x] Products of the Collateral are also covered.                              |        grown on: *
---------------------------------------------------------------------------------|    [ ] The described goods are or are to be
8. Describe Real Estate Here:   [ ] This statement is to be   | 9. Name of a     |        affixed to: *
                                   indexed in the Real       |    Record Owner   |    [ ] The lumber to be cut or minerals or the
                                   Estate Records:           |                   |        like (including oil and gas) is on: *
                                                             |                   |        * (Describe Real Estate Below)
                                                             |                   --------------------------------------------------
                                                             |
                                                             ----------------------------------------------------------------------

No. & Street                                       Town or City                 County       Section       Block          Lot
-----------------------------------------------------------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    [ ]  under a security agreement signed by debtor authorizing secured party to file this statement, or
    [ ]  which is proceeds of the original collateral described above in which a security interest was perfected, or
    [ ]  acquired after a change of name, identity or corporate structure of the debtor, or [ ] as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
         [ ] when the collateral was brought into the state, or [ ] when the debtor's location was changed to this state.


               TEAM Communications Group, Inc.
               d/b/a TEAM Entertainment Group                                             Miramax Film Corp.
--------------------------------------------------------------    -----------------------------------------------------------------
By:  [SIG]                                                        By:
   -----------------------------------------------------------       --------------------------------------------------------------
                   Signature(s) of Debtor(s)                                        Signature of Secured Party(ies)

(1) FILING OFFICER COPY - NUMERICAL
(5/82) STANDARD FORM - FORM UCC-1

                                   SCHEDULE A
                              Continuation of Box 5


The Collateral shall be deemed to include the following.

         (I) An undivided twelve and one-half percent (12.5%) interest in and to all of Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired, and of whatever kind and nature:

             (1) Copyrights: All common law and statutory United States and other copyrights, renewals and extensions of such copyright relating to the theatrical motion picture entitled "TOTAL RECALL" (the "Picture"), any other intellectual property relating to the Picture, and any and all proceeds and products of the foregoing;

             (2) Physical Properties: All positive and negative film and film materials relating to the Picture, whether now owned or hereafter acquired by Debtor, and wherever located, and the results and proceeds and products of the foregoing; and

             (3) Underlying Properties: All literary, musical, dramatic and other written materials created for the Picture or upon which the Picture is based or which are used in or in connection with the Picture, and the proceeds and products of the foregoing; and

             (4) Contract Rights: All rights in all agreements and understandings (whether or not evidenced in writing) with third parties relating to the Picture, or to any of the elements described in subparagraph (1) through
(3) in this Subsection (I), and any rights derived therefrom or relating thereto, and the results and proceeds and products of the foregoing; and

             (5) Other Items: Any and all of Debtor's rights in and to those certain accounts, inventories, and general intangibles, gross receipts and/or revenues from and/or relating to the exploitation of the Picture (and in any bank account into which such proceeds have been or are to be deposited), and all other items deemed inventories, Equipment, Accounts and General Intangibles (as defined under the California Uniform Commercial Code or other applicable law) relating to the exploitation of the Picture; and


         (II) A one hundred percent (100%) interest in and to all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired, and of whatever kind and nature:

             (1) Total Recall Television Series: All forms of home video rights, now or hereafter known, in and to the first twenty-six episodes of a television series (the "Total Recall Series") to be produced by, in association with or under authority of Debtor, based on the Picture; and

             (2) Physical Properties: All positive and negative film, film materials, video and video materials and any sound materials, relating to the Total Recall Series, whether now owned or hereafter acquired by Debtor, and wherever located, and the results and proceeds and products of the foregoing; and

             (3) Underlying Properties: All literary, musical, dramatic and other written materials created for the Total Recall Series or upon which the Total Recall Series is based or which are used in or in connection with the Total Recall Series, and any and all other underlying materials on which the Total Recall Series is based, and the proceeds and products of the foregoing; and

             (4) Contract Rights: All rights in all agreements and understandings (whether or not evidenced in writing) with third parties relating to the Total Recall Series, or to any of the elements described in subparagraph
(1) through (3) in this Subsection (II), and any rights derived therefrom or relating thereto, and the results and proceeds and products of the foregoing; and

         (III) A one hundred percent (100%) interest in and to all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired, and of whatever kind and nature:

             (1) Amazing Tails Television Series: All forms of home video rights, now or hereafter known, in and to the twenty-two episodes of a television series (the "Amazing Tails Series") produced by Debtor and entitled "Amazing Tails"; and

             (2) Physical Properties: All positive and negative film, film materials, video and video materials and any sound materials, relating to the Amazing Tails Series, whether now owned or hereafter acquired by Debtor, and wherever located, and the results and proceeds and products of the foregoing; and

             (3) Underlying Properties: All literary, musical, dramatic and other written materials created for the Amazing Tails Series or upon which the Amazing Tails Series is based or which are used in or in connection with the Amazing Tails Series, and any and all other underlying materials on which the Amazing Tails Series is based, and the proceeds and products of the foregoing; and

             (4) Contract Rights: Ail rights in all agreements and understandings (whether or not evidenced in writing) with third parties relating to the Amazing Tails Series, or to any of the elements described in subparagraph
(1) through (3) in this Subsection (III), and any rights' derived therefrom or relating thereto, and the results and proceeds and products of the foregoing.



                                END OF SCHEDULE A

                              SHQRT FORM ASSIGNMENT

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned, TEAM COMMUNICATIONS GROUP, INC. D/B/A TEAM ENTERTAINMENT GROUP ("Owner") does hereby transfer and Assign to MIRAMAX FILM CORP. ("Assignee"), its successors and assigns the following:

         1. All forms of home video rights, now or hereafter known, in and to the first twenty-six episodes of a television series (the "Series") to be produced by, in association with or under authority of Owner, based on the motion picture entitled "Total Recall" and all underlying rights thereto (the "Underlying Property") throughout the universe (other than Japan and Spain) (the "Territory"), for a term commencing on the date hereof and continuing through and including the date which is twenty-two years after the date of delivery to Miramax of the last episode of the Series (whether such episode is delivered pursuant to this paragraph 1 or pursuant to paragraph 2 below).

         2. The option to acquire all forms of home video rights, now or hereafter known, in and to all other episodes of the Series produced by, in association with or under authority of Owner, based on the Underlying Property throughout the Territory, for a term commencing on the date hereof and continuing through and including the date which is twenty-two years after the date of delivery to Assignee of the last episode of the Series delivered pursuant to this paragraph 2.

         3. A right of first negotiation and first refusal to acquire all forms of home video rights, now or hereafter known, in and to all other programs and productions based on the Underlying Property produced by, in association with or under authority of Owner, including, without limitation, television movies and mini-series not broadcast as part of a television season, such right to be in effect for programs and productions commenced during any television season as to which Assignee has home video rights to Series episodes, and for a period of three years thereafter.

         4. Any and all causes of action which Owner now has or hereafter may have for any past, present or future infringement or interference with any of the rights granted to Assignee in and to the Underlying Property as such pertain to the grants granted or which may be granted pursuant hereto.

         Owner hereby appoints Assignee, its successors and assigns as Owner's attorney-in-fact (which appointment shall be irrevocable and coupled with an interest), with full power of substitution and delegation in Owner's or in Assignee's name to enforce and protect all rights, licenses, privileges or property granted hereunder under any and all copyrights therein and thereto; to prevent or terminate any infringement or other violation or any threatened infringement or threatened violation of such rights, licenses, privileges or property; and to litigate and collect for all damages arising from any such infringement or threatened violation, and to join Owner, in the discretion of Assignee, as party plaintiff or defendant in any such suit or proceeding, and in such event, Owner shall have the right, at Owner's sole expense, to be represented by counsel of owner's choice in any such suit or proceeding.

         Owner and Assignee acknowledge that this Assignment should be read in conjunction with each of (i) that certain Letter Agreement (the "Agreement"), dated as of March 18, 1997, between Owner and Assignee and (ii) the "Total Recall" Term Sheet (as defined in the Agreement). In the event of any conflict between the provisions of this Assignment, on the one hand, and the Agreement and the "Total Recall" Term Sheet, on the other. The provisions of the Agreement and the "Total Recall" Term Sheet shall control. This Assignment and the provisions hereof shall be binding upon Owner, its successors and assigns.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be executed by an officer thereunto duly authorized, on this 6th day of May, 1997.


                                       TEAM COMMUNICATIONS GROUP, INC.
                                       d/b/a  Team Entertainment Group




                                       By: [SIG]
                                          -------------------------------
                                       Its:  President/C.E.O.
                                           -------------------------------

                        COPYRIGHT MORTGAGE AND ASSIGNMENT
                                ("TOTAL RECALL")

         For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned, TEAM Communications Group, Inc., a California corporation ("Grantor"), does hereby mortgage, assign, grant, convey and transfer for security to Alliance Productions Ltd. ("Grantee"), and their successors and assigns, throughout the world in perpetuity, all of Grantor's rights, title and interest of every kind and nature, without limitation, in and to all copyrights and rights and interests of every kind or nature in copyrights and works protectable by copyright, whether now owned or hereafter created or acquired and all renewals and extensions thereof in and to the rights of Grantor to make and exploit one or more television series, movies or other properties based on the feature film "Total Recall" (the "Work") and any rights necessary to produce, release, sell, distribute, lease, market, license, exhibit, broadcast, reproduce, publicize or otherwise exploit the Work, and such other Collateral as defined below. Grantor agrees that if any person, firm or corporation shall do or perform any acts which the Grantee believes to constitute a copyright infringement of the Work, or any derivative work, or constitute a plagiarism, or violate or infringe any right of the Grantor or the Grantee therein or if any person, firm or corporation shall do or perform any acts which the Grantee believes to constitute an unauthorized or unlawful distribution, exhibition, or use thereof, then and in any such event, the Grantee may and shall have the right, but not the obligation, to take such steps and institute such suits or proceedings as the Grantee may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or reasonably necessary or proper for the full protection of the rights of the parties. The Grantee may take such steps or institute such suits or proceedings in its own name or in the name of the Grantor or in the names of the parties jointly.

         Grantor hereby irrevocably constitutes and appoints Grantee its lawful attorney-in-fact to do all acts and things permitted or reasonably contemplated by the terms hereof and pursuant to the Security Agreement referred to below. Without limiting the generality of the foregoing, the aforesaid conveyance and assignment includes all prior choses-in-action, at law, in equity and otherwise, the right to recover all damages and other sums, and the right to other relief allowed or awarded at law, in equity, by statute or otherwise. Grantor and Grantee have entered into a Security Agreement, Assignment and Mortgage of Copyright dated as of June , 1997, as the same may hereinafter be amended, supplemented, renewed, extended or replaced (the "Security Agreement") relating to the mortgage and assignment for security in and to the aforesaid rights and this Copyright Mortgage and Assignment is expressly made in accordance with the terms and conditions contained in the Security Agreement. For purposes hereof, the term "Collateral" shall have the meaning set forth in Exhibit "A" hereto which is incorporated herein by this reference.



"Grantor":                             TEAM Communications Group, Inc.



                                       By:/s/ DREW S. LEVIN
                                          -------------------------------
                                            Drew S. Levin
                                       Its: President and CEO

STATE OF CALIFORNIA          )
                             )SS.
COUNTY OF LOS ANGELES        )


         On 6/18/97, 1997, before me, Patricia A. Martinez-Perez, Notary
Public, personally appeared Drew S. Levin personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                       WITNESS my hand and official seal.





                                       /s/ PATRICIA A. MARTINEZ-PEREZ
                                       ----------------------------------
                                       Notary Public

(SEAL)

                  EXHIBIT "A" COLLATERAL

             (a) All of Grantor's right, title and interest in and to the following:

                 (i) All rights of every kind and nature of Grantor (including, without limitation, copyrights, whether now owned or hereafter acquired) in and to the right to make one or more televisions programs, series or television movies based on the feature film "Total Recall" (the "Rights"), including without limitation, all rights pursuant to that Purchase Agreement entered into and made effective as of May 1, 1996, by and between Grantor and Carolco Pictures, Inc. et al, and incorporated herein by reference.

                 (ii) All collateral, allied, ancillary and subsidiary rights of Grantor of every kind and nature, without limitation, derived from, appurtenant to or related to the Rights, including, without limitation, all production, exploitation, reissue, remake, sequel, serial or series production rights by use of film, tape or any other recording devices now known or hereafter devised, whether based upon, derived from or inspired by the Rights or any part thereof; all rights to use, exploit and license others to use or exploit any and all novelization, publishing, commercial tie-ups and merchandising rights of every kind and nature, including, without limitation, all novelization, publishing, merchandising rights and commercial tie-ups arising out of or connected with or inspired by the Rights, and including further, without limitation, any and all commercial exploitation in connection with or related to the Rights;

                 (iii) All rights of Grantor of every kind or nature, present and future, in and to all agreements relating to the development, production, completion, delivery and exploitation of the Rights;

                 (iv) All rights in and to all copyrights and renewals and extensions of copyrights, domestic and foreign, heretofore or hereafter obtained in the Rights or any part thereof, and the right (but not the obligation) to make publication thereof for copyright purposes, to register claims under copyright, and the right (but not the obligation) to renew and extend such copyrights, and the right (but not the obligation) to sue in the name of Grantor or in the name of Grantee (or any of them) for past, present and future infringements of copyright;

                 (v) All rights to produce, release, sell, distribute, lease, market, license, exhibit, broadcast, reproduce, publicize or otherwise exploit the Rights and any and all rights therein in perpetuity without limitation, in any manner and in any media whatsoever throughout the universe, including without limitation, all forms of television (including, without free, pay, toll, cable, sustaining, subscription, sponsored and direct satellite broadcast), non-theatrically, on cassettes, cartridges, discs and other similar and dissimilar video devices and by any and all other scientific, mechanical or electronic means, methods, processes or devices now known or hereafter conceived, devised or created;

                 (vi) Any and all accounts, accounts receivable, general intangibles, contract rights, chattel paper, documents, instruments and goods, including inventory (as those terms are defined in the applicable Uniform Commercial Code enacted in the jurisdiction where such collateral may be located or in comparable provisions of governing law of foreign jurisdictions) not elsewhere included in this definition, which may arise in connection with the production, sale, distribution or exploitation of the Rights or any element thereof, or any collateral described herein;

             (b) All cash and cash equivalents of Grantor derived from or relating to the Rights and all drafts, check, letters of credit, certificates of deposit, notes, bills of exchange and other writings relating to the Rights which evidence a right to the payment of money to Grantor and are not themselves security agreements or leases and are of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment whether now owned or hereafter acquired.

October 16, 1997



Mr. John Morayniss
Senior Vice President, Business Affairs
Alliance Entertainment
301 North Canon Drive Suite 321
Beverly Hills CA 90210


                               RE: "TOTAL RECALL"


Dear Mr. Morayniss:

Reference is made to that certain promissory note (the "Note") dated as of June 18, 1997, from TEAM Communications Group, Inc. (the "Company") to Alliance Productions Ltd. (the "Holder") in the principal amount of $650,000.

Section 1 (a)(i) of the Note is hereby amended as follows:


        "All unpaid principal and interest shall be due and payable on the "Maturity Date" defined as the sooner of November 15, 1997 or the completion of any public offering of the stock of the Company."


TEAM hereby confirms that the grant of security interest from TEAM to Alliance described in that certain Security Agreement, Assignment, and Mortgage of Copyright dated as of June 19, 1997 between TEAM, as Debtor thereunder, and Alliance, as Secured Party thereunder, includes, but is not limited to, a grant of a security interest from TEAM to Alliance in the producer fees which are payable to TEAM as a result of the production of the series "Total Recall."

Please have Alliance's acceptance and agreement of the foregoing indicated by having a copy of this letter dated, countersigned and returned to our office by telecopier as soon as possible as we

Mr. John Morayniss
October 16, 1997
Page 2


will be proceeding and relying thereon.  Thank you very much.

TEAM Communications Group, Inc.



By: /s/ ERIC S. ELIAS
   ------------------------------------------
        Eric S. Elias
        Senior Vice President, Business Affairs

ESE/ja

Agreed to and accepted:

Alliance Productions Ltd.

By:  John Morayniss                      Date: October 16, 1997
   -----------------------------------         -----------------

        Its: Senior Vice President
             Business and Legal Affairs